                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 1,500,000 shares of the Corporation's Common Stock, par value $2.50 per share, pursuant to the First Tennessee National Corporation 1995 Employee Stock Option Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                          Title                                      Date
        ---------                                          -----                                      ----
Ralph Horn                                         President and Chief Executive                November 20, 1995
---------------------------------------            Officer and a Director
Ralph Horn                                         (principal executive officer)


Elbert L. Thomas, Jr.                              Senior Vice President and                    November 20, 1995
-----------------------------------                Chief Financial Officer
Elbert L. Thomas, Jr.                              (principal financial officer)


James F. Keen                                      Senior Vice President and                    November 20, 1995
-------------------------------------
James F. Keen                                      Controller (principal
                                                   accounting officer)

                                                   Director                                     November    ,1995
---------------------------------------                                                                  ---
Jack A. Belz


                                                   Director                                     November    ,1995
-----------------------------------                                                                      ---
Robert C. Blattberg


J. R. Hyde, III                                    Director                                     November 20, 1995
---------------------------------------
J. R. Hyde, III

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


                                                               Director                                  November   , 1995
            ------------------------------------                                                                  --
            R. Brad Martin


            Joseph Orgill, III                                 Director                                  November 20, 1995
            -------------------------------------
            Joseph Orgill, III


                                                               Director                                  November   , 1995
            ------------------------------------                                                                  --
            Richard E. Ray


                                                               Director                                  November   , 1995
            -----------------------------------                                                                   --
            Vicki G. Roman


            Michael D. Rose                                    Director                                  November 20, 1995
            -----------------------------------
            Michael D. Rose


            William B. Sansom                                  Director                                  November 20, 1995
            ---------------------------------
            William B. Sansom


            Gordon P. Street, Jr.                              Director                                  November 20, 1995
            ----------------------------------
            Gordon P. Street, Jr.


            Ronald Terry                                       Director                                  November 20, 1995
            -------------------------------------
            Ronald Terry





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